EXHIBIT 10.13

Power of Attorney

Power of Attorney

I, Yong Xu, a citizen of the People’s Republic of China (the “PRC”), with Chinese Identification Card No.:110221196803042219, and a holder of 73% of the shares of Qianxian Media Advertising (Beijing) Co., Ltd.("My Shareholding"), hereby irrevocably authorizeHuashangWujie (Beijing) Internet Technology Co., Ltd.("WFOE")to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

WFOEis hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend the shareholders’ meetings of Beijing Qianxian Media Advertising (Beijing) Co., Ltd. and/or sign the relevant resolution(s);2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of the PRC and the Articles of Association of Beijing Qianxian Media Advertising (Beijing) Co., Ltd., including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, Chairman of the board of directors ) and/or director, supervisor, the chief executive officer, financial officer and other senior management members of Beijing Qianxian Media Advertising (Beijing) Co., Ltd.

Without limiting the generality of the powers granted hereunder, WFOEshall have the power and authority under this Power of Attorney to execute the relevant share and/or assets agreements stipulated in the Exclusive Purchase Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Purchase Option Agreement, both dated the date hereof, to which I am a party.

Except as otherwise provided hereunder, WFOE is entitled to perform, at its discretion, all the necessary rights incurred from My Shareholding without my oral or written instructions.

Except as otherwise provided hereunder, WFOE is entitled to transfer, allocate or utilize in some other ways the dividends-in-cash and other non-cash income arising from My Shareholding in accordance with my oral or written instructions.

Page1 / 2

Power of Attorney

All the actions related to My Shareholding conducted by WFOEshall be deemed as my own actions, and all the documents related to My Shareholding executed byWFOEshall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WFOE.

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. However, WFOE shall immediately informme of such reauthorization or assignation and such reauthorization or assignation shall not impair my benefits.

This Power of Attorneyshall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Beijing Qianxian Media Advertising (Beijing) Co., Ltd.

During the term of this Power of Attorney, I hereby waive all the rights related to My Shareholding, which have been authorized to WFOEthrough this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written both in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

By: /s/ Yong Xu

Yong Xu

February 5, 2015

Page2 / 2

Power of Attorney

Power of Attorney

I, Yahong Zhao, a citizen of the People’s Republic of China (the “PRC”), with Chinese Identification Card No.:130404196503310021, and a holder of 20% of the shares of Qianxian Media Advertising (Beijing) Co., Ltd.("My Shareholding"), hereby irrevocably authorizeHuashangWujie (Beijing) Internet Technology Co., Ltd.("WFOE")to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

WFOEis hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend the shareholders’ meetings of Qianxian Media Advertising (Beijing) Co., Ltd. and/or sign the relevant resolution(s);2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of the PRC and the Articles of Association of Qianxian Media Advertising (Beijing) Co., Ltd., including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, Chairman of the board of directors ) and/or director, supervisor, the chief executive officer, financial officer and other senior management members of Qianxian Media Advertising (Beijing) Co., Ltd.

Without limiting the generality of the powers granted hereunder, WFOEshall have the power and authority under this Power of Attorney to execute the relevant share and/or assets agreements stipulated in the Exclusive Purchase Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Purchase Option Agreement, both dated the date hereof, to which I am a party.

Except as otherwise provided hereunder, WFOE is entitled to perform, at its discretion, all the necessary rights incurred from My Shareholding without my oral or written instructions.

Except as otherwise provided hereunder, WFOE is entitled to transfer, allocate or utilize in some other ways the dividends-in-cash and other non-cash income arising from My Shareholding in accordance with my oral or written instructions.

Page1 / 2

Power of Attorney

All the actions related to My Shareholding conducted by WFOEshall be deemed as my own actions, and all the documents related to My Shareholding executed byWFOEshall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WFOE.

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. However, WFOE shall immediately informme of such reauthorization or assignation and such reauthorization or assignation shall not impair my benefits.

This Power of Attorneyshall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Qianxian Media Advertising (Beijing) Co., Ltd.

During the term of this Power of Attorney, I hereby waive all the rights related to My Shareholding, which have been authorized to WFOEthrough this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written both in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

By: /s/ Yahong Zhao

Yahong Zhao

February 5, 2015

Page2 / 2

Power of Attorney

Power of Attorney

I, Yinghua Zhang, a citizen of the People’s Republic of China (the “PRC”), with Chinese Identification Card No.:131082197509220775, and a holder of 7% of the shares of Beijing Qianxian Media Advertising (Beijing) Co., Ltd.("My Shareholding"), hereby irrevocably authorizeHuashangWujie (Beijing) Internet Technology Co., Ltd.("WFOE")to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

WFOEis hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend the shareholders’ meetings of Beijing Qianxian Media Advertising (Beijing) Co., Ltd. and/or sign the relevant resolution(s);2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of the PRC and the Articles of Association of Beijing Qianxian Media Advertising (Beijing) Co., Ltd., including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, Chairman of the board of directors ) and/or director, supervisor, the chief executive officer, financial officer and other senior management members of Beijing Qianxian Media Advertising (Beijing) Co., Ltd.

Without limiting the generality of the powers granted hereunder, WFOEshall have the power and authority under this Power of Attorney to execute the relevant share and/or assets agreements stipulated in the Exclusive Purchase Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Purchase Option Agreement, both dated the date hereof, to which I am a party.

Except as otherwise provided hereunder, WFOE is entitled to perform, at its discretion, all the necessary rights incurred from My Shareholding without my oral or written instructions.

Except as otherwise provided hereunder, WFOE is entitled to transfer, allocate or utilize in some other ways the dividends-in-cash and other non-cash income arising from My Shareholding in accordance with my oral or written instructions.

Page1 / 2

Power of Attorney

All the actions related to My Shareholding conducted by WFOEshall be deemed as my own actions, and all the documents related to My Shareholding executed byWFOEshall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WFOE.

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. However, WFOE shall immediately informme of such reauthorization or assignation and such reauthorization or assignation shall not impair my benefits.

This Power of Attorneyshall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Beijing Qianxian Media Advertising (Beijing) Co., Ltd.

During the term of this Power of Attorney, I hereby waive all the rights related to My Shareholding, which have been authorized to WFOEthrough this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written both in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

By: /s/ Yinghua Zhang

Yinghua Zhang

February 5, 2015

Page2 / 2